UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of The

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

Umpqua Holdings Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Umpqua Holdings Corporation

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Tuesday, April 17, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/umpq

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 10, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:   1-888-313-0164

                     (outside of the U.S. and Canada call 201-680-6688).

Email:           shrrelations@bnymellon.com

                     (you must reference your 11-digit control number in your email)

Internet:       http://www.proxyvoting.com/umpq

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Umpqua Holdings Corporation Shareholder:

The 2012 Annual Meeting of Shareholders of Umpqua Holdings Corporation (the “Company”) will be held at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201, on Tuesday, April 17, 2012, at 6:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect ten Directors to serve until the 2013 annual meeting of shareholders of the Company;

(2) to ratify the appointment of Moss Adams LLP as the Company’s independent auditors;

(3) to vote on the advisory (non-binding) resolution relating to executive compensation.

The Board of Directors has fixed the close of business on February 10, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER i
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	→

18675

    Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

    Meeting Location:

  RiverPlace Hotel

  1510 SW Harbor Way

  Portland, OR 97201

  You can find directions to the Annual Meeting at: http://larkspurhotels.com/collection/riverplace/area-guide

    The following materials are available for you to review online:

•	the Company’s 2012 Proxy Statement (including all attachments thereto);
•	the 2011 Form 10-K (which is not deemed to be part of the official proxy soliciting materials);
•	the 2011 Annual Report for the year ended December 31, 2011; and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

    To request a paper copy of the Proxy Materials:

  (you must reference your 11-digit control number located on the reverse side of this form)

  Telephone:           1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

  Email:                   shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

  Internet:              http://www.proxyvoting.com/umpq

The Proxy Materials for Umpqua Holdings Corporation are available to review at:

http://www.proxyvoting.com/umpq

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

18675